                                                                  EXECUTION COPY

         FIRST AMENDMENT, dated as of March 7, 2001 (this "Amendment"), to the Credit Agreement, dated as of April 30, 1999 (the "Credit Agreement"), among General Chemical Industrial Products Inc. (the "Company") and General Chemical Canada Ltd. (the "Canadian Borrower," and, together with the Company, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), The Bank of Nova Scotia, as Syndication Agent, Bank One, NA (Main Office Chicago), as Documentation Agent, The Chase Manhattan Bank of Canada, as Canadian Administrative Agent, and The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

         WHEREAS, pursuant to the Credit Agreement the Lenders have agreed to make, and have made, certain extensions of credit to the Borrowers;

         WHEREAS, the Company has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below;

         WHEREAS, certain of the amendments to the Credit Agreement set forth herein are intended to be permanent (the "Permanent Amendments"), and certain of the amendments to the Credit Agreement set forth herein are intended to be in effect (the "Temporary Amendments") only during the Temporary Amendment Period (as hereinafter defined);

         NOW, THEREFORE, the parties hereto hereby agree that the Credit Agreement will be amended as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

         2. Permanent Amendments. The following amendments, waivers and limitations shall be permanent amendments to the Credit Agreement.

         2A. Amendment to Subsection 1.1. (a) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

         "Canadian Schedule III Lender": each Canadian Revolving Credit Lender that is a bank listed on Schedule III to the Bank Act (Canada), as amended, that is not subject to the restrictions and requirements referred to in subsection 524(2) of the Bank Act (Canada), as amended.

         "China Joint Venture": the joint venture or ventures formed by the Company, through the China Joint Venture Subsidiary, with one or more Affiliates of the Tangshan Sanyo (Alkali) Group Ltd. for the development, construction and operation of a calcium chloride production facility in the Peoples Republic of China, and the marketing, sale and distribution of calcium chloride and/or soda ash.

         "China Joint Venture Subsidiary": the newly created Subsidiary that will hold the Company's interest in the China Joint Venture (including through Subsidiaries thereof that directly hold the China Joint Venture). The China Joint Venture Subsidiary will be engaged solely in the business of owning and maintaining the China Joint Venture (including through Subsidiaries thereof) and shall be the sole owner of the Company's direct and indirect equity interests in the China Joint Venture. Except to the extent permitted by the next sentence, the Borrowers agree that neither they nor their Subsidiaries (other than the China Joint Venture Subsidiary and its subsidiaries) will incur any Guarantee Obligation or provide any credit support in respect of any obligation of the China Joint Venture Subsidiary, all of which obligations shall be non-recourse to the Borrowers and the Subsidiaries (other than the China Joint Venture Subsidiary and its subsidiaries), except to the extent permitted by subsection 7.10(i). The Borrower and its Subsidiaries may make Investments in respect of the China Joint Venture and the China Joint Venture Subsidiary only to the extent permitted by subsection 7.10(i).

         "First Amendment": the First Amendment dated as of March 7, 2001 to this Agreement.

         "First Amendment Effective Date": the date on which the First Amendment becomes effective in accordance with its terms.

         "2001 Equity Contribution": the receipt by Holdings on or after the First Amendment Effective Date and prior to June 30, 2001 of at least $10,000,000 in net cash proceeds from the issuance of its new common equity (by rights offering or otherwise) and the contribution of such proceeds directly (or indirectly through Intermediate Holding) to the common equity of the Company.

         (b) The definition of "Affiliate" set forth in subsection 1.1 of the Credit Agreement is amended by adding the following at the end thereof:

         The China Joint Venture Subsidiary shall be deemed to be an Affiliate of the Company for purposes of the Loan Documents.

         (c) The definition of "Canadian Scheduled Lender" set forth in subsection 1.1 of the Credit Agreement is amended by deleting the definition of "Canadian Scheduled Lender" in its entirety and inserting in lieu thereof the following:

         "Canadian Scheduled Lender": a Canadian Schedule I Lender, a Canadian
         Schedule II Lender or a Canadian Schedule III Lender.

         (d) The definition of "Consolidated Non-Cash Charges" set forth in subsection 1.1 of the Credit Agreement is amended by adding the following at the end thereof:

             provided, however, that only 51% (or such other percentage as is equal to the Company's equity interest in Soda Ash Partners) of the depreciation, amortization and other non-cash expenses of Soda Ash Partners shall be included in such calculation.

         (e) The definition of "Subsidiary" set forth in subsection 1.1 of the Credit Agreement is amended by adding the following at the end thereof:

              provided, however, that the China Joint Venture Subsidiary and the Subsidiaries thereof shall be deemed not to be Subsidiaries of the Company for purposes of the Loan Documents (except for purposes of subsections 6.8) and the definition of "Loan
               Parties".

         "Temporary Amendment Period": the period beginning on the First Amendment Effective Date and ending on the date when the Company returns to compliance with the financial covenants as set forth in subsections 7.1(a),
     (b) and (c) of this Agreement as in effect prior to the First Amendment Effective Date (but calculated giving effect to the amendment to the definition of "Consolidated Non-Cash Charges" set forth in Section 2A(c) of the First Amendment) as demonstrated in a Compliance Certificate delivered pursuant to subsection 6.2(b) of the Credit Agreement. In any event, the financial covenants set forth in Sections 3K and 3L of the First Amendment shall not extend beyond December 31, 2002, at which time, the financial covenants as set forth in subsections 7.1(a), (b) and (c) of this Agreement as in effect prior to the First Amendment Effective Date (but calculated giving effect to the amendment to the definition of "Consolidated Non-Cash Charges" set forth in Section 2A(c) of the First Amendment) shall be in effect.

         "Tiger Acquisition": the acquisition by the Company or its Subsidiaries of Tiger Calcium Services, Inc. ("Tiger"), a producer and distributor of brines, sulfur products and calcium products previously specified to the Administrative Agent.

         2B. Amendment to Subsection 4.1(a). Subsection 4.1(a) is hereby amended by adding the following at the end thereof:

     The consolidated balance sheet of the Company as at December 31, 2000 and the consolidated statements of operations, changes in equity (deficit) and cash flows for the fiscal year ended on December 31, 2000, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of the Company as at such date, and the consolidated results of its operations and its changes in equity (deficit) and consolidated cash flows for the fiscal year then ended.

         2C. Amendment to Subsection 4.1(c). Subsection 4.1(c) is hereby amended by adding the following at the end thereof:

     The unaudited consolidated balance sheet of the Canadian Borrower and its consolidated Subsidiaries as of December 31, 2000 and the consolidated statements of operations, changes in equity (deficit) and cash flows for the fiscal year ended on December 31, 2000, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the consolidated financial condition of the Canadian Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their changes in equity (deficit) and consolidated cash flows for the fiscal year then ended.

         2D. Amendment to Subsection 4.2. Subsection 4.2 is hereby amended by deleting the phrase, "Since December 31, 1998" and substituting in lieu thereof the phrase "Since December 31, 2000".

         2E. Amendment to Subsection 6.10. Subsection 6.10 of the Credit Agreement is hereby amended by adding the following new paragraph (h):

               (h) Promptly upon the formation of the China Joint Venture Subsidiary, pledge the capital stock thereof owned by the Company or any of its Subsidiaries and take such action as may be necessary under applicable law to perfect the Lien of the Administrative Agent thereon.

         2F. Waivers of Subsection 7.1.

         (a) The Lenders waive compliance with subsection 7.1 of the Credit Agreement for the fiscal quarter of the Company ended December 31, 2000.

         (b) The Lenders further waive compliance, during the Temporary Amendment Period, with subsection 7.1 of the Credit Agreement for each fiscal quarter during the Temporary Amendment Period. For the avoidance of doubt, the waiver provided by this Section 2F(b) shall not waive compliance by the Borrower, during the Temporary Amendment Period, with the covenants set forth in
Section 3 of the First Amendment.

         2G. Amendment to Subsection 10.6(c). Subsection 10.6(c) of the Credit Agreement is amended by deleting the third sentence thereof and substituting therefor the following sentence:

         Interests under the Canadian Revolving Credit Commitments may be assigned only to Canadian Scheduled Lenders; provided, that no such Assignee that is a Canadian Schedule III Lender shall be entitled to be paid any greater amount pursuant to Section 2.17 or 2.18 than it would have been entitled to be paid were it a Canadian Schedule I Lender or a Canadian Schedule II Lender.

         3. Temporary Amendments

         The following amendments, waivers and limitations shall be effective only during the Temporary Amendment Period and shall be of no further force or effect upon the termination of the Temporary Amendment Period.

         3A. Amendment to Subsection 1.1 (a) The definition of "Asset Sale" set forth in subsection 1.1 of the Credit Agreement is amended by deleting the amount "$2,000,000" each time it appears and substituting therefor each such time the amount "$1,000,000".

         (b) The definition of "Pro Forma Ratio" set forth in subsection 1.1 of the Credit Agreement is amended by adding the following at the end thereof:

         Each such calculation must be approved by the Administrative Agent, provided that the Administrative Agent will provide written notice of its determination within 15 days of receipt thereof. For purposes of financial covenant compliance pursuant to subsection 7.1, no pro forma effect shall be given with respect to the Tiger Acquisition or with respect to the results of Tiger prior to the Tiger Acquisition.

         (c) The definition of "Supply Partnership" set forth in subsection 1.1 of the Credit Agreement is deleted and replaced with the following:

         "Supply Partnership": any Person substantially all of the business of which is located in North America (a) in which the Company beneficially owns Equity Interests and (b) which has been organized for the purpose of toll manufacturing, marketing or selling industrial chemical products, mining minerals and/or supplying energy, raw materials or transportation services for the benefit of (x) the Company and its Subsidiaries in the ordinary course of business, (y) one or more of its customers or raw material (including energy) suppliers and (z) if applicable, other Persons similarly situated as the Company and its Subsidiaries with respect to such benefits. The total investment by the Company and its Subsidiaries in Supply Partnerships during the Temporary Amendment Period shall not exceed $1,500,000, notwithstanding Section 7.10(g-2) of the Credit Agreement.

         3B. Waiver of Subsection 2.9(c). The proceeds of the 2001 Equity Contribution shall be used to repay Loans. The Total Commitment will not be reduced by the amount of the 2001 Equity Contribution and the Lenders waive the provisions of subsection 2.9(c) of the Credit Agreement to the extent such provisions otherwise require a reduction in the Total Commitment by the amount of the 2001 Equity Contribution.

         3C. Amendment to Subsection 2.9(d). Subsection 2.9(d) of the Credit Agreement is hereby amended by deleting the last sentence thereof and substituting thereafter, the following:

         Notwithstanding the foregoing, 50% of the first $10,000,000 of Net Cash Proceeds and all Net Cash Proceeds in excess of $10,000,000 received during the Temporary Amendment Period shall be applied toward the permanent reduction of the Total Commitments as set forth in subsection 2.9(e).

         3D. Amendment to Subsection 5.3. Section 5.3 of the Credit Agreement is amended by adding the following new paragraph (c):

               (c) Any request by the Company for a Loan hereunder or any request by the Company for a Letter of Credit hereunder (x) prior to receipt of the 2001 Equity Contribution, which would result in the aggregate Extensions of Credit exceeding $65,000,000 or (y) after receipt of the 2001 Equity Contribution, which would result in the aggregate Extensions of Credit exceeding $70,000,000, may be made only upon the demonstration, through financial documentation satisfactory to the Administrative Agent for the most recent quarter at the time of such request, that the Company has demonstrated compliance with subsection 7.1 hereunder as in effect prior to the First Amendment (but calculated to give effect to the amendment to the definition of "Consolidated Non-Cash Charges" set forth in Section 2A(c) of the First Amendment), as calculated on a pro forma basis, after giving effect to such requested Extension of Credit.

         3E. Amendment to Subsection 6.1. Subsection 6.1 of the Credit Agreement is amended by (i) deleting the word "and" which appears at the end of paragraph
(b), (ii) amending paragraphs (c) and (d) to become paragraphs (d) and (e), respectively, and (iii) adding the following new paragraph (c):

               (c) As soon as available, but in any event not later than 30 days after the end of each fiscal month of the Company, summary balance sheet and statements of operations and cash flows for such month and the portion of the fiscal year through the end of such month, in a form reasonably satisfactory to the Administrative Agent;

         3F. Amendment to Subsection 6.2. Subsection 6.2(b) of the Credit Agreement is hereby deleted and the following is substituted therefore:

               (b) concurrently with the delivery of the financial statements referred to in subsections 6.1(a) and 6.1(b), a Compliance Certificate, executed by a Responsible Officer, (i) demonstrating compliance with the covenants contained in subsections 7.1, 7.2(g), 7.2(j), 7.6, 7.8, 7.9, 7.10(g) and 7.10(i), provided that such compliance shall also provide for a demonstration of a specified break-out of the China Joint Venture from the calculation of such covenants (ii) stating that to the best of such Responsible Officer's knowledge, the Company during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and in the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (iii) stating whether any change in GAAP has occurred since the end of the previous quarter, (iv) identifying all Subsidiaries existing on the date of such certificate, with specific identification of (a) each such Subsidiary as a Loan Party or Foreign Subsidiary and (b) whether such Subsidiary was formed or acquired since the end of the previous quarter; (v) identifying any parcel of real properties that have been acquired by any Loan Party since the end of the previous quarter, (vi) identifying any Permitted Acquisitions that have been consummated since the end of the previous quarter, including such Permitted Acquisition's date of consummation and a description of consideration therefor, (vii) identifying any Intellectual Property (as defined in the Guarantee and Collateral Agreement) acquired since the end of the previous quarter and (viii) identifying any mandatory prepayment events under subsection 2.9 that have occurred since the end of the previous quarter (including a reasonably detailed calculation of the related Net Cash Proceeds);

         3G. Amendment to Section 6. Section 6 of the Credit Agreement is hereby amended by adding the following new subsection 6.14:

               6.14 Calcium Chloride. Within 90 days of mothballing the Canadian Soda Ash Manufacturing Operation, the production of North American calcium chloride will be proceeding on an annualized basis of at least 300,000 tons as reasonably determined by the Company and the Administrative Agent, provided that such amount shall not include any production arising from the Tiger Acquisition.

         3H. Amendment to Section 6. Section 6 of the Credit Agreement is hereby amended by adding the following new subsection 6.15:

               6.15 Clean Down. During the third fiscal quarter of 2001 and during the third fiscal quarter of 2002, reduce the aggregate Extensions of Credit to $60,000,000 or less for a minimum period of thirty consecutive days, provided that, for purposes of the 2001 reduction, in the event that the Company and its Subsidiaries have not received their expected Canadian tax refund for its fiscal year 2000 by September 30, 2001, the Company shall have until November 15, 2001 to comply with this covenant.

         3I. Amendment to Section 6. Section 6 of the Credit Agreement is hereby amended by adding the following new subsection 6.16:

               6.16 Bank Account for Tax Refund. Prior to the receipt of its Canadian tax refund, the Company (or the Borrowers) shall have created an unblocked bank account at The Bank of Nova Scotia and directed the Canadian government to deposit any and all of its 2000 tax refund in such account. The Borrowers shall notify the Agent upon receipt of such refund.

         3J. Waiver of Subsection 7.1(b). Subsection 7.1(b) of the Credit Agreement is hereby waived for each fiscal quarter ending during the fiscal years ending December 31, 2001 and December 31, 2002.

         3K. Amendment to Subsection 7.1(a). Subsection 7.1(a) of the Credit Agreement is amended by deleting subsection 7.1(a) and substituting, in lieu thereof, the following:

         (a) Senior Leverage Ratio. If the Tiger Acquisition is not consummated, permit the Senior Leverage Ratio as at the last day of any fiscal quarter of the Company occurring during any period set forth below to be greater than the ratio set forth below opposite such period:

                            Period                              Senior Leverage Ratio
                            ------                              ---------------------
          January 1, 2001 - March 31, 2001                         10.00 to 1.00
          April 1, 2001 - June 30, 2001                             8.25 to 1.00
          July 1, 2001 - September 30, 2001                         6.25 to 1.00
          October 1, 2001 - December 31, 2001                       4.50 to 1.00
          January 1, 2002 - March 31, 2002                          3.50 to 1.00
          April 1, 2002 - June 30, 2002                             3.30 to 1.00
          July 1, 2002 -December 31, 2002                           3.25 to 1.00

or if the Tiger Acquisition is consummated, permit the Senior Leverage Ratio as at the last day of any fiscal quarter of the Company, beginning after the Tiger Acquisition and occurring during any period set forth below to be greater than the ratio set forth below opposite such period:

                            Period                              Senior Leverage Ratio
                            ------                              ---------------------
          January 1, 2001 - March 31, 2001                         10.00 to 1.00
          April 1, 2001 - June 30, 2001                             9.25 to 1.00
          July 1, 2001 - September 30, 2001                         7.00 to 1.00
          October 1, 2001 - December 31, 2001                       4.75 to 1.00
          January 1, 2002 - March 31, 2002                          3.75 to 1.00
          April 1, 2002 - December 31, 2002                         3.50 to 1.00


         3L. Amendment to Subsection 7.1(c). Subsection 7.1(c) of the Credit Agreement is amended by deleting Subsection 7.1(c) and substituting, in lieu thereof, the following:

         (c) Interest Coverage Ratio. If the Tiger Acquisition is not consummated, permit the Interest Coverage Ratio as at the last day of any fiscal quarter of the Company occurring during any period set forth below to be less than the ratio set forth below opposite such period:

                                                                   Interest
                            Period                               Coverage Ratio
                            ------                               --------------
          January 1, 2001 - March 31, 2001                         .300 to 1.00
          April 1, 2001 - June 30, 2001                            .420 to 1.00
          July 1, 2001 - September 30, 2001                        .420 to 1.00
          October 1, 2001- December 31, 2001                       .720 to 1.00
          January 1, 2002 - December 31, 2002                      1.00 to 1.00


or if the Tiger Acquisition is consummated, permit the Interest Coverage Ratio as at the last day of any fiscal quarter of the Company, beginning after the Tiger Acquisition and occurring during any period set forth below to be less than the ratio set forth below opposite such period:

                                                                     Interest
                            Period                                Coverage Ratio
                            ------                                --------------
          January 1, 2001 - March 31, 2001                          .300 to 1.00
          April 1, 2001 - June 30, 2001                             .400 to 1.00
          July 1, 2001 - September 30, 2001                         .430 to 1.00
          October 1, 2001- December 31, 2001                        .730 to 1.00
          January 1, 2002 - December 31, 2002                       1.00 to 1.00

         3M. Amendment to Subsection 7.1(d). Subsection 7.1 of the Credit Agreement is hereby amended by adding the following new paragraph (d):

               (d) Consolidated Cash Flow. If the Tiger Acquisition is not consummated, permit the Consolidated Cash Flow as at the last day of any four fiscal quarter period of the Company occurring during any period set forth below to be less than the amount set forth below opposite such period:


                            Period                       Consolidated Cash Flow
                            ------                       ----------------------
          January 1, 2001- March 31, 2001                        $ 3,800,000
          April 1, 2001 -  June 30, 2001                         $ 5,400,000
          July 1, 2001- September 30, 2001                       $ 5,800,000
          October 1, 2001- December 31, 2001                     $10,600,000
          January 1, 2002 - March 31, 2002                       $13,600,000
          April 1, 2002 - June 30, 2002                          $14,000,000
          July 1, 2002 - September 30, 2002                      $14,300,000
          October 1, 2002 - December 31, 2002                    $14,500,000

               or if the Tiger Acquisition is consummated, permit the Consolidated Cash Flow as at the last day of any fiscal quarter of the Company, beginning after the Tiger Acquisition and occurring during any period set forth below to be less than the amount set forth below opposite such period:

                     Period                             Consolidated Cash Flow
                     ------                             ----------------------
          January 1, 2001- March 31, 2001                     $ 3,800,000
          April 1, 2001 -  June 30, 2001                      $ 5,400,000
          July 1, 2001- September 30, 2001                    $ 6,200,000
          October 1, 2001- December 31, 2001                  $11,400,000
          January 1, 2002 - March 31, 2002                    $14,700,000
          April 1, 2002 - June 30, 2002                       $15,300,000
          July 1, 2002 - September 30, 2002                   $15,600,000
          October 1, 2002 - December 31, 2002                 $15,900,000

         3N. Amendment to Subsection 7.2(g). Subsection 7.2(g) of the Credit Agreement is hereby amended by deleting the phrase "the greater of (x) $15,000,000 and (y) 5% of Consolidated Tangible Assets;" and substituting in lieu thereof the phrase "$2,000,000".

         3O. Amendment to Subsection 7.2(j). Subsection 7.2(j) of the Credit Agreement is hereby amended by deleting the phrase "not to exceed $25,000,000 at any time outstanding" and substituting in lieu thereof the phrase "not to exceed $5,000,000 at any time outstanding".

         3P. Amendment to Subsection 7.2(k). Subsection 7.2(k) of the Credit Agreement is hereby amended by deleting the phrase "any Indebtedness referred to in clauses

(a)(ii) and (b) through (i)" and substituting in lieu thereof the phrase "any Indebtedness referred to in clauses (b) through (i)".

         3Q. Amendment to Subsection 7.2. Subsection 7.2 of the Credit Agreement is hereby amended by adding the following new paragraph (l):

               (l) Indebtedness of Soda Ash Partners not otherwise permitted under this subsection 7.2 in an aggregate principal amount not to exceed $5,000,000 at any time outstanding.

         3R. Amendment to Subsection 7.3(k). Subsection 7.3(k) of the Credit Agreement is hereby amended by deleting the phrase "securing up to $15,000,000 of obligations" and substituting in lieu thereof the phrase "securing up to $1,000,000 of obligations, provided further that Soda Ash Partners may secure up to $5,000,000 of obligations in the aggregate".

         3S. Amendment to Subsection 7.8(b). Subsection 7.8(b) is hereby amended by deleting the phrase "common stock options from present or former officers or employees of Holdings, the Company or any Subsidiary upon the death, disability or termination of employment of such officer or employee" and substituting in lieu thereof the following: "common stock options from present or former non-executive employees of Holdings, the Company or any Subsidiary". Subsection 7.8(b) is further amended by deleting the phrase "shall not exceed $8,000,000" and substituting in lieu thereof the following: "shall not exceed $250,000."

         3T. Amendment to Subsection 7.8(d). Subsection 7.8 of the Credit Agreement is hereby amended by deleting subsection 7.8(d) and inserting in lieu thereof the phrase "(d) [INTENTIONALLY OMITTED]".

         3U. Amendment to Subsection 7.9. Subsection 7.9 of the Credit Agreement is hereby amended by deleting subsection 7.9 and substituting in lieu thereof the following:

                  7.9 Limitation on Capital Expenditures. During the fiscal
             years 2001 and 2002, make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset in connection with the normal replacement and maintenance programs properly charged to current operations) ("Capital Expenditures") greater than the amount of (a) $13,000,000 per fiscal year, plus (b) the proceeds of any Recovery Event, plus (c) for the fiscal year 2002, any portion of the unused amounts permitted to be expended in 2001 pursuant to clauses (a) and (b), provided that for purposes of applying this subsection 7.9, the amount of any Capital Expenditures made by Soda Ash Partners shall be deemed to be included in calculating such permitted amount.

         3V. Amendment to Subsection 7.10(g). Subsection 7.10(g) of the Credit Agreement is hereby amended by deleting subsection 7.10(g) and substituting in lieu thereof the following:

                  (g) After the 2001 Equity Contribution, the Tiger Acquisition,
             provided that the aggregate consideration therefor shall not exceed $7,500,000 and immediately after giving effect thereto (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (ii) the Company shall be in compliance with the covenants contained in subsection 7.1 recomputed as at the last day of the most recently ended fiscal quarter of the Company,
             (iii) if such acquisition is of assets other than Capital Stock, the acquiring Person shall be a Grantor under the Guarantee and Collateral Agreement (and/or other applicable Security Documents) and (iv) if such acquisition is of Equity Interests of another Person, such other Person shall become a Subsidiary Guarantor or a Canadian Subsidiary Guarantor, as the case may be.

         3W. Amendment to Subsection 7.10(i). Subsection 7.10(i) of the Credit Agreement is hereby amended by deleting the phrase "the greater of $10,000,000 and 5% of Consolidated Tangible Assets," and substituting in lieu thereof the phrase "the aggregate amount of $1,500,000 (provided that no Investment may be made pursuant to this paragraph (i) during the Temporary Amendment Period until the 2001 Equity Contribution has been made),".

         3X. Amendment to Subsection 8.1(d). Subsection 8.1(d) of the Credit Agreement is amended by inserting after "(c)" in the parenthetical ", (n) and
(o)".

         3Y. Amendment to Subsection 8.1. Subsection 8.1 of the Credit Agreement is further amended by adding the following paragraphs (n) and (o) after paragraph (m):

         (n) the 2001 Equity Contribution shall not have been consummated by June 30, 2001;

         (o) the Company shall default in the observance or performance of any agreement contained in subsection 6.15.

         3Z. Amendment to Annex A. Annex A of the Credit Agreement is hereby amended by deleting the percentages "3.25%", "2.00%" and ".500%" which appear opposite the pricing ratio of 5.25 and substituting therefor "3.75%", "2.50%" and ".500%", respectively.

         4.  General

         4A. Effectiveness. This Amendment shall become effective on the date (the "First Amendment Effective Date") the following conditions are satisfied:

               (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers and the Required Lenders and acknowledged by the other Loan Parties,

               (ii) the Company shall have paid all fees and expenses required to be paid to the Administrative Agent and the Lenders in connection with this Amendment,

               (iii) the Administrative Agent shall have received an appraisal by American Approval Associates of Soda Ash Partners; and

               (iv) the Loan Parties shall have complied with subsection 6.10 of the Credit Agreement.

         4B. Amendment Fee. The Company shall pay to the Administrative Agent, for the account of each Lender which delivers to the Administrative Agent an executed copy of this Amendment on or prior to the First Amendment Effective Date, an amendment fee equal to 0.25% of the sum of such Lender's Commitment on the First Amendment Effective Date, payable on the First Amendment Effective Date.

         4C. Continuing Effect; No Other Amendments. (a) Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

         (b) The Borrowers hereby represent and warrant that the representations and warranties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on the First Amendment Effective Date as though made on and as of such date, except for changes permitted by the Credit Agreement, except for the matters contemplated by this Amendment and except that representations and warranties originally made as of a specified date shall be true and correct as of such specified date. The amendments and waivers contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

         (c) Without limitation of the foregoing, the Borrowers represent, warrant and agree that the Administrative Agent and Lenders have an enforceable, first priority security interest in the Borrowers' Equity Interest in Soda Ash Partners and its right as a partner therein, subject to Section 4.2(b) of the Guarantee and Collateral Agreement, and that all required consents have been obtained to create, perfect and maintain such security interest. The Borrowers agree that they will take such action as is required to maintain said first priority perfected security interest.

         (d) The Company hereby represents and warrants that it owns a 51% partnership interest in Soda Ash Partners and has rights as a partner therein. The Company agrees that it will remain the beneficial owner of at least 51% of the economic interest in, and the sole managing partner of, Soda Ash Partners.

         (e) GOVERNING LAW; Counterparts. (f) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (g) This Amendment may be executed in any number of counterparts, all of which counterparts, taken together, shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.



                            [Signature pages follow]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                GENERAL CHEMICAL INDUSTRIAL
                                PRODUCTS INC.

                                By /s/David S. Graziosi
                                   --------------------------------------
                                Title:   Vice President and CFO

                                GENERAL CHEMICAL CANADA LTD.

                                By /s/David S. Graziosi
                                   --------------------------------------
                                Title:   Vice President and CFO

                                THE CHASE MANHATTAN BANK, as
                                Administrative Agent and as a Lender

                                By /s/Stacey Haimes
                                   --------------------------------------
                                Title:   [illegible]

                                THE CHASE MANHATTAN BANK OF
                                CANADA, as Canadian Administrative Agent

                                By /s/Christine Chan  /s/Drew McDonald
                                   --------------------------------------
                                Title:   Vice Presidents

                                THE BANK OF NOVA SCOTIA

                                By /s/Brian S. Allen
                                   --------------------------------------
                                Title:   Managing Director

                                BANK ONE, NA (MAIN OFFICE CHICAGO)

                                By /s/ [illegible]
                                   --------------------------------------
                                Title:   [illegible]

                                DEUTSCHE BANK

                                By /s/ [illegible]
                                   ---------------
                                Title:   [illegible]

                                MELLON BANK, N.A.

                                By /s/Charles Frankenberry
                                   --------------------------------------
                                Title:   [illegible]

                            DRESDNER BANK AG, New York and Grand Cayman Branches

                            By /s/ [illegible]
                                   --------------------------------------
                            Title:   Senior Vice President

                            By /s/ [illegible]
                                   --------------------------------------
                            Title:   Senior Vice President


                            DEUTSCHE BANK CANADA


                            By /s/ [illegible]
                                   --------------------------------------
                            Title:   Credit Product Manger

                            By /s/ [illegible]
                                   --------------------------------------
                            Title:   Associate



                            DRESDNER BANK CANADA


                            By /s/ [illegible]
                                   --------------------------------------
                            Title:   Senior Vice President

                            By /s/ [illegible]
                                   --------------------------------------
                            Title:   President



                            BANK ONE, CANADA


                            By /s/ [illegible]
                                   --------------------------------------
                            Title:   Senior Vice President


                            MELLON BANK, N.A., CANADA BRANCH


                            By /s/Charles Frankenberry
                                   --------------------------------------
                            Title:   Vice President